AXP(R)
                                                                        Tax-Free
                                                                      Money Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) lock

AXP Tax-Free Money Fund seeks to provide shareholders with as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Stability Without Taxes

Everyone needs to have a cash reserve to cover unexpected expenses. But where to keep it? It's easy to find an investment that provides stability and ready access to your money, but there's usually a drawback: You have to pay taxes on the interest the money earns. But there is an alternative -- AXP Tax-Free Money Fund. The interest it pays is generally free from federal taxes. The result: a cash reserve that can let you keep the tax-exempt income it earns.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

Portfolio Manager Q & A                             3

Fund Facts                                          5

Making the Most of the Fund                         6

Board Members and Officers                          7

Independent Auditors' Report                       10

Financial Statements                               11

Notes to Financial Statements                      14

Investments in Securities                          16

Federal Income Tax Information                     20

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2 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

Portfolio Manager Q & A

Q: How did the Fund perform over the one-year period ending December 31, 2001?

A: In an environment of rapidly declining interest rates, the Fund generated an annualized simple yield of 1.26% and an annualized compound yield of 1.27% for the seven-day period ended December 31, 2001. These are equal to 1.73% simple and 1.74% compound taxable equivalent yields for investors in the 27% federal income-tax bracket. It is important to note that this return represents income that is free from federal income tax. Keep in mind that, under federal law, some notes issued in the tax-free securities markets are subject to the alternative minimum tax (AMT). To eliminate any federal income tax liabilities for investors who may be subject to AMT, the Fund does not invest in such issues.

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3 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Q: What factors contributed to the Fund's performance during this period?

A: Clearly, the most important factor has been the aggressive stance of interest rate cutting by the Federal Reserve (the Fed). Beginning in early January 2001, the Fed began lowering short-term interest rates in an effort to head off a possible economic recession. Ten more interest rate cuts followed throughout the year, bringing the benchmark Fed Funds rate down from 6.5% to 1.75%. The Fed's actions also influenced the market for short-term tax-free securities, driving down the interest income the Fund was able to earn. The Fund's yield dropped from around 3.5% to near 1.0% by year's end.

Q: What changes did you make to the portfolio during the past year?

A: The Fund's focus is always on maintaining a portfolio invested in the highest-quality securities, as liquidity and preservation of investment capital are primary objectives. Beyond that, I do actively manage the Fund in an effort to capitalize on trends and opportunities in the tax-exempt short-term market. That included extending the Fund's average maturity from around 30 days at the beginning of the year to about 40 days near year end, to lock in higher yields in a declining interest rate environment. Throughout the year, I also varied the Fund's allocation and mix of variable-rate securities to take advantage of opportunities to enhance the Fund's yield.

Q: What is your outlook for the coming year?

A: By the end of 2001, it appeared that the U.S. economy might be on the verge of a recovery. If that proves to be the case, it is likely that the Federal Reserve's year-long cycle of cutting short-term interest rates will have come to an end. As an economic recovery takes hold, it is also likely that short-term interest rates will begin to move higher during the year. The shift is likely to be gradual, and more pronounced in the later months of 2002. As the interest rate environment changes, I will make those adjustments to the portfolio as I deem appropriate in order to continue to generate a competitive tax-free yield.

Investors should keep in mind that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 a share, it is possible to lose money by investing in the Fund.

David Kerwin

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4 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Fund Facts

12-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 2001                                                     $1.00
Dec. 31, 2000                                                     $1.00
Increase                                                          $  --

Distributions -- Jan. 1, 2001 - Dec. 31, 2001
From income                                                       $0.02
From long-term capital gains                                      $  --
Total distributions                                               $0.02
Total return*                                                    +2.21%
7-day yield**                                                    +1.26%

 * The total return is a hypothetical investment in the Fund with all distributions reinvested.
** The yield quotation more closely reflects the current annualized earnings of the money market fund compared to the total return quotation.

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5 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in a mutual fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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6 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 74 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;
Texaco, Inc.                                                          formerly with Texaco
2000 Westchester Avenue                                               Inc., treasurer,
White Plains, NY 10650                                                1999-2001 and general
Born in 1944                                                          manager, alliance
                                                                      management operations,
                                                                      1998-1999. Prior to that,
                                                                      director, International
                                                                      Operations IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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7 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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8 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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9 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP TAX-FREE MONEY FUND, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Tax-Free Money Fund, Inc. as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 2001 and the financial highlights for each of the years in the five-year period ended December 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Tax-Free Money Fund, Inc. as of December 31, 2001, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
February 1, 2002

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10 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Tax-Free Money Fund, Inc.

Dec. 31, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $206,491,000)                                                                      $206,491,000
Cash in bank on demand deposit                                                                               22,182
Accrued interest receivable                                                                                 607,596
Receivable for investment securities sold                                                                   100,092
                                                                                                            -------
Total assets                                                                                            207,220,870
                                                                                                        -----------

Liabilities
Dividends payable to shareholders                                                                            77,869
Accrued investment management services fee                                                                    6,109
Accrued transfer agency fee                                                                                   1,583
Accrued administrative services fee                                                                             509
Other accrued expenses                                                                                       34,676
                                                                                                             ------
Total liabilities                                                                                           120,746
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $207,100,124
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $ 2,071,054
Additional paid-in capital                                                                              205,033,068
Undistributed net investment income                                                                              46
Accumulated net realized gain (loss)                                                                         (4,044)
                                                                                                             ------
Total -- representing net assets applicable to outstanding capital stock                               $207,100,124
                                                                                                       ============
Shares outstanding                                                                                      207,105,427
                                                                                                        -----------
Net asset value per share of outstanding capital stock                                                       $ 1.00
                                                                                                             ------

See accompanying notes to financial statements.

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11 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Statement of operations
AXP Tax-Free Money Fund, Inc.

Year ended Dec. 31, 2001
Investment income
Income:
Interest                                                                                                 $5,660,467
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                          740,954
Transfer agency fee                                                                                         191,322
Administrative services fees and expenses                                                                    64,657
Compensation of board members                                                                                 9,860
Custodian fees                                                                                               33,682
Printing and postage                                                                                         87,801
Registration fees                                                                                            63,637
Audit fees                                                                                                   22,000
Other                                                                                                         2,718
                                                                                                              -----
Total expenses                                                                                            1,216,631
   Earnings credits on cash balances (Note 2)                                                               (32,732)
                                                                                                            -------
Total net expenses                                                                                        1,183,899
                                                                                                          ---------
Investment income (loss) -- net                                                                           4,476,568
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $4,476,568
                                                                                                         ==========

See accompanying notes to financial statements.

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12 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Tax-Free Money Fund, Inc.

Year ended Dec. 31,                                                                      2001                  2000
Operations and distributions
Investment income (loss) -- net                                                   $ 4,476,568           $ 7,054,519
Net realized gain (loss) on investments                                                    --                  (166)
                                                                                        -----                  ----
Net increase (decrease) in net assets resulting from operations                     4,476,568             7,054,353
                                                                                    ---------             ---------
Distributions to shareholders from:
   Net investment income                                                           (4,476,522)           (7,054,519)
                                                                                   ----------            ----------
Capital share transactions at constant $1 net asset value
Proceeds from sales of shares                                                     353,875,668           453,160,022
Net asset value of shares issued in reinvestment of distributions                   4,490,405             6,790,562
Payments for redemptions of shares                                               (377,796,331)         (439,848,095)
                                                                                 ------------          ------------
Increase (decrease) in net assets from capital share transactions                 (19,430,258)           20,102,489
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           (19,430,212)           20,102,323
Net assets at beginning of year                                                   226,530,336           206,428,013
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 207,100,124         $ 226,530,336
                                                                                =============         =============
Undistributed net investment income                                                      $ 46                   $--
                                                                                         ----                   ---

See accompanying notes to financial statements.

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13 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Tax-Free Money Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended), as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in short-term bonds and notes issued by or on behalf of state or local governmental units.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
Pursuant to Rule 2a-7 of the 1940 Act, all securities are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.36% to 0.25% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.03% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee of $24 per shareholder account for this service.

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14 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

During the year ended Dec. 31, 2001, the Fund's custodian and transfer agency fees were reduced by $32,732 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities aggregated $915,204,234 and $934,050,000 respectively, for the year ended Dec. 31, 2001. Realized gains and losses, if any, are determined on an identified cost basis.

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Dec. 31, 2001.

5. FINANCIAL HIGHLIGHTS
The table below shows certain important financial information for evaluating the Fund's results.

Per share income and capital changes(a)

Fiscal period ended Dec. 31,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $1.00        $1.00        $1.00        $1.00        $1.00
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .02          .03          .03          .03          .03
                                                                    ---          ---          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.02)        (.03)        (.03)        (.03)        (.03)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $1.00        $1.00        $1.00        $1.00        $1.00
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $207         $227         $206         $173         $152
                                                                   ----         ----         ----         ----         ----
Ratio of expenses to average daily net assets(b)                   .59%         .59%         .59%         .54%         .55%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       2.17%        3.45%        2.64%        2.93%        3.13%
                                                                  ----         ----         ----         ----         ----
Total return                                                      2.21%        3.50%        2.68%        2.94%        3.18%
                                                                  ----         ----         ----         ----         ----

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

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15 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Investments in Securities
AXP Tax-Free Money Fund, Inc.

Dec. 31, 2001
(Percentages represent value of investments compared to net assets)

Municipal notes
Issuer(b)                 Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity
Alabama (1.6%)
Columbia Industrial Development
     Pollution Control Revenue Bonds
     (Alabama Power) V.R. Series 1995E
         10-01-22               1.90%             $3,400,000(c)       $3,400,000

Alaska (0.1%)
Valdez Marine Terminal Revenue Bonds
     (Exxon Pipeline) V.R. Series 1993A
         12-01-33               1.85                 200,000(c)          200,000

Arizona (4.6%)
Salt River Agricultural Improvement & Power
     District C.P. Series 2002A
         01-10-02               1.75               1,000,000           1,000,000
         01-14-02               1.95               3,000,000           3,000,000
         01-17-02               2.55               2,000,000           2,000,000
         02-12-02               1.40               2,000,000           2,000,000
Salt River Agricultural Improvement & Power
     District C.P. Series 2002B
         01-10-02               1.75               1,000,000           1,000,000
         01-15-02               1.65                 500,000             500,000
Total                                                                  9,500,000

California (3.6%)
State R.A.N. Series 2001
         06-28-02               3.23               2,500,000           2,512,350
State R.A.N. V.R. Series 2001C
         06-28-02               1.55               5,000,000(c)        5,000,000
Total                                                                  7,512,350

Colorado (2.4%)
State Health Facilities Authority Revenue Bonds
     (Lenoir) V.R. Series 2001A
         02-15-31               1.60               5,000,000(c)        5,000,000

District of Columbia (3.4%)
American Red Cross Revenue Bonds
     (Banc One) C.P. Series 2000
         01-04-02               1.45               2,000,000           2,000,000
         01-15-02               1.40               2,000,000           2,000,000
         01-15-02               1.65               2,000,000           2,000,000
         02-08-02               1.45               1,000,000           1,000,000
Total                                                                  7,000,000

Florida (0.5%)
Halifax Hospital Medical Center T.A.N.
     Series 2001
         03-15-02               3.75               1,000,000           1,000,870

Georgia (1.9%)
Metropolitan Atlanta Rapid Transit Authority
     Sales Tax Revenue Bonds V.R. Series 2000A
         07-01-25               1.65               4,000,000(c)        4,000,000

Illinois (3.1%)
Chicago General Obligation Tender Notes V.R.
     Series 1997
         01-01-12               1.55               1,900,000(c)        1,900,000
Chicago Water Revenue Bonds
     2nd Lien V.R. Series 1999
         11-01-30               1.55               4,600,000(c)        4,600,000
Total                                                                  6,500,000

Indiana (5.8%)
Marion Economic Development Revenue Bonds
     (Wesleyan University) V.R. Series 2000
         06-01-30               1.65              12,100,000(c)       12,100,000

Iowa (1.5%)
State T.R.A.N. Series 2001
         06-27-02               2.98               3,000,000           3,016,606

Kentucky (2.0%)
Kenton County Airport Facility Revenue Bonds
     V.R. Series 2000B
         10-01-30               1.65               4,200,000(c)        4,200,000

Maryland (9.7%)
Montgomery County C.P. B.A.N. Series 1995
         01-04-02               1.45               1,300,000           1,300,000
         01-10-02               1.45               1,200,000           1,200,000
         01-17-02               2.55               5,000,000           5,000,000
         02-08-02               2.00               2,000,000           2,000,000
State Economic Development Revenue Bonds
     (CHF-College Park) V.R. Series 2000A
         06-01-32               1.65              10,325,000(c)       10,325,000
Total                                                                 19,825,000

See accompanying notes to investments in securities.

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16 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Issuer(b)                 Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity
Michigan (1.8%)
Regents of the University Hospital Revenue Bonds
     V.R. Series 1995A
         12-01-27               1.90%             $1,600,000(c)       $1,600,000
Regents of the University Hospital Revenue Bonds
     (Medical Service Plan) V.R. Series 1995A
         12-01-27               1.90                 100,000(c)          100,000
Regents of the University of Michigan
     C.P. Series 2002C
         01-07-02               1.40               1,000,000           1,000,000
University Hospital Refunding Revenue Bonds
     V.R. Series 1992A
         12-01-19               1.90               1,100,000(c)        1,100,000
Total                                                                  3,800,000

Minnesota (4.3%)
Cohasset Revenue Bonds (Minnesota Power & Light)
     V.R.D.N. Series 1997A
         06-01-20               1.95                 400,000(c)          400,000
Rochester Health Care Facility Revenue Bonds
     (Mayo Clinic) C.P. Series 1988F
         01-09-02               2.00               1,500,000           1,500,000
Rochester Health Care Facility Revenue Bonds
     (Mayo Clinic) C.P. Series 1992B
         01-22-02               1.85               1,000,000           1,000,000
         02-11-02               1.70               2,000,000           2,000,000
Southern Minnesota Municipal Power C.P.
     Series 2002B
         01-11-02               1.70               1,000,000           1,000,000
         01-18-02               1.65               3,000,000           3,000,000
Total                                                                  8,900,000

Mississippi (0.8%)
Jackson County Pollution Control Revenue Bonds
     (Chevron) V.R.
         12-01-16               1.85               1,760,000(c)        1,760,000

Missouri (2.3%)
State Health & Educational Facilities Authority
     Revenue Bonds (St. Louis University) V.R.
     Series 1999A
         10-01-09               2.00                 700,000(c)          700,000
State Health & Educational Facilities Authority
     Revenue Bonds (St. Louis University) V.R.
     Series 1999B
         10-01-24               2.00               4,000,000(c)        4,000,000
Total                                                                  4,700,000

Nebraska (1.9%)
State Public Power District C.P. Series 2000A
         01-08-02               2.50               4,000,000           4,000,000

Nevada (1.2%)
Clark County Highway Revenue Bonds C.P.
     Series 2002A
         02-14-02               1.65               2,000,000           2,000,000
Clark County Highway Revenue Bonds C.P.
     Series 2002B
         02-15-02               1.65                 500,000             500,000
Total                                                                  2,500,000

New Hampshire (3.4%)
State C.P. Series A
         02-06-02               1.75               2,000,000           2,000,000
         02-13-02               1.40               1,000,000           1,000,000
         02-13-02               1.45               2,000,000           2,000,000
         02-13-02               1.50               2,000,000           2,000,000
Total                                                                  7,000,000

New Mexico (0.6%)
Farmington Pollution Control Revenue Bonds
     (Arizona Public Service) V.R. Series 1994B
         09-01-24               1.85               1,300,000(c)        1,300,000

Ohio (0.1%)
State Air Quality Development Revenue Bonds
     (Cincinnati Gas & Electric) V.R. Series 1995A
         09-01-30               1.90                 300,000(c)          300,000

Pennsylvania (7.6%)
Harrisburg Authority Revenue Bonds
     V.R. Series 2001
         03-01-34               1.66              15,800,000(c)       15,800,000

Puerto Rico (2.2%)
Commonwealth of Puerto Rico T.R.A.N.
     Series 2001
         07-30-02               2.98               2,500,000           2,513,051
         07-30-02               2.99               2,000,000           2,009,296
Total                                                                  4,522,347

South Carolina (3.9%)
State Public Service Authority C.P. Series 2002
         01-07-02               1.65               3,000,000           3,000,000
         02-21-02               1.50               2,500,000           2,500,000
         02-28-02               1.50               2,500,000           2,500,000
Total                                                                  8,000,000

See accompanying notes to investments in securities.

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17 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Issuer(b)                 Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Tennessee (2.9%)
Knoxville B.A.N. Series 2001
         06-01-02               3.48%             $2,500,000          $2,510,988
Shelby County B.A.N. C.P. Series 2000A
         01-10-02               1.45               1,000,000           1,000,000
Shelby County T.A.N. V.R. Series 2001A
         06-28-02               1.65               2,500,000(c)        2,500,000
Total                                                                  6,010,988

Texas (11.6%)
Dallas Area Rapid Transit C.P. Series 2000C
         01-16-02               2.55               1,000,000           1,000,000
         02-06-02               1.45               1,000,000           1,000,000
Gulf Coast Waste Disposal Authority
     Pollution Control Refunding Revenue Bonds
     (Amoco) V.R. Series 1992
         10-01-17               1.85                 700,000(c)          700,000
Harris County General Obligation C.P. Series A-1
         01-07-02               1.60               1,000,000           1,000,000
         01-09-02               1.45               1,000,000           1,000,000
         01-09-02               1.65               2,000,000           2,000,000
Harris County General Obligation C.P. Series D-1
         02-04-02               1.35               1,500,000           1,500,000
         02-05-02               1.40               2,000,000           2,000,000
         02-06-02               1.40               2,000,000           2,000,000
Lower Colorado River C.P. Series A
         02-07-02               2.05               4,000,000           4,000,000
State T.R.A.N. Series A
         08-29-02               3.71               2,500,000           2,529,429
         08-29-02               3.72               5,000,000           5,041,515
Total                                                                 23,770,944

Utah (3.1%)
Intermountain Power Agency
     (Power Supply Service) C.P. Series 1985F
         01-08-02               1.45               1,400,000           1,400,000
         01-11-02               1.70               2,500,000           2,500,000
         02-12-02               1.45               1,500,000           1,500,000
Intermountain Power Agency
     (Power Supply Service) C.P. Series F2
         02-12-02               1.45               1,000,000           1,000,000
Total                                                                  6,400,000

Virginia (6.7%)
Chesapeake Hospital Revenue Bonds
     (Chesapeake General Hospital)
     V.R. Series 2001A
         07-01-31               1.60               7,855,000(c)        7,855,000
Roanoke Hospital Revenue Bonds
     (Carilion Health System) V.R. Series 1997A
         07-01-27               1.90               3,000,000(c)        3,000,000
Williamsburg Industrial Development Authority
     Revenue Bonds (Colonial Willamsburg) V.R.
     Series 1993
         11-01-35               1.60               3,000,000(c)        3,000,000
Total                                                                 13,855,000

Washington (2.9%)
Port of Seattle Revenue Bonds
     V.R. Series 1999A
         09-01-24               1.80               6,000,000(c)        6,000,000

Wisconsin (1.2%)
Milwaukee B.A.N. Series 2001
         08-29-02               3.48               2,500,000           2,516,895

Wyoming (1.0%)
Kemmerer Pollution Control Revenue Bonds
     (Exxon) V.R. Series 1984
         11-01-14               1.80                 100,000(c)          100,000
Lincoln County Pollution Control Revenue Bonds
     (Exxon) V.R. Series 1984B
         11-01-14               1.80               2,000,000(c)        2,000,000
Total                                                                  2,100,000

Total investments in securities
(Cost: $206,491,000)(d)                                             $206,491,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  The following abbreviations may be used in the portfolio descriptions:

     B.A.N.    --  Bond Anticipation Note
     C.P.      --  Commercial Paper
     R.A.N.    --  Revenue Anticipation Note
     T.A.N.    --  Tax Anticipation Note
     T.R.A.N.  --  Tax & Revenue Anticipation Note
     V.R.      --  Variable Rate
     V.R.D.N.  --  Variable Rate Demand Note

(c) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. However, for purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2001.
(d) Also represents the cost of securities for federal income tax purposes at Dec. 31, 2001.

--------------------------------------------------------------------------------
19 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions.

AXP Tax-Free Money Fund, Inc.
Fiscal year ended Dec. 31, 2001

Exempt-interest dividends -- taxable status explained below.

Payable date                                                           Per share
Jan. 26, 2001                                                           $0.00317
Feb. 26, 2001                                                            0.00255
March 26, 2001                                                           0.00199
April 26, 2001                                                           0.00248
May 24, 2001                                                             0.00214
June 26, 2001                                                            0.00210
July 26, 2001                                                            0.00160
Aug. 27, 2001                                                            0.00163
Sept. 26, 2001                                                           0.00144
Oct. 26, 2001                                                            0.00134
Nov. 26, 2001                                                            0.00119
Dec. 20, 2001                                                            0.00073
Total distributions                                                     $0.02236

Source of distributions
100% of tax-exempt interest dividends during the year ended Dec. 31, 2001, were derived exclusively from interest on tax-exempt securities.

Federal taxation
Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

Other taxation
Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
20 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

Source of income by state
Percentages of income from municipal securities earned by the Fund from various states during the year ended Dec. 31, 2001 are listed below.

Alabama                  0.330%         Nevada                   3.570%
Alaska                   0.310          New Mexico               0.190
Arizona                  4.960          New Hampshire            1.350
California               0.400          New York                 0.790
Colorado                 0.650          North Carolina           1.890
Florida                  0.660          Ohio                     0.300
Georgia                  3.550          Pennsylvania             5.050
Illinois                 3.850          Puerto Rico              0.220
Indiana                  8.830          South Carolina           3.480
Iowa                     0.930          Tennessee                1.290
Kentucky                 3.790          Texas                   13.810
Maryland                 5.980          Utah                     4.100
Massachusetts            0.090          Virginia                 3.510
Michigan                 2.570          Washington               5.420
Minnesota                7.330          Washington, D.C.         3.550
Mississippi              0.070          Wisconsin                0.270
Missouri                 3.520          Wyoming                  0.800
Nebraska                 2.590

--------------------------------------------------------------------------------
21 AXP TAX-FREE MONEY FUND -- ANNUAL REPORT

AXP Tax-Free Money Fund                                           PRSRT STD AUTO
70100 AXP Financial Center                                         U.S. POSTAGE
Minneapolis, MN 55474                                                  PAID
                                                                     AMERICAN
americanexpress.com                                                   EXPRESS

Ticker Symbol
Class A: ITFXX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6433 W (3/02)